Exhibit 99.1

FOR IMMEDIATE RELEASE

FedEx Corp. Reports Strong Earnings Growth

MEMPHIS, Tenn., December 17, 2014… FedEx Corp. (NYSE: FDX) today reported earnings of $2.14 per diluted share for the second quarter ended November 30, up 36% from last year’s $1.57 per share.

“FedEx posted strong results and a higher operating margin in the second quarter, with continued growth in volumes and base yields in each of our transportation segments,” said Frederick W. Smith, FedEx Corp. chairman, president and chief executive officer. “We are in the final stages of this year’s peak shipping season, and I’d like to thank the more than 300,000 dedicated team members around the world for once again delivering outstanding service to our customers during the holidays.”

Second Quarter Results

FedEx Corp. reported the following consolidated results for the second quarter:

•	Revenue of $11.9 billion, up 5% from $11.4 billion the previous year

•	Operating income of $1.01 billion, up 22% from $827 million last year

•	Operating margin of 8.5%, up from 7.3% a year ago

•	Net income of $616 million, up 23% from last year’s $500 million

Operating income and margin increased primarily due to higher volumes and base yields in all three transportation segments. Results in the second quarter also included benefits from the company’s profit improvement programs, lower pension expense and a slightly positive net impact from fuel. These benefits were partially offset by higher aircraft maintenance expense due to the timing of aircraft maintenance events.

Share repurchases benefited second quarter earnings by $0.16 per diluted share.

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Outlook

The company reaffirms its fiscal 2015 earnings forecast of $8.50 to $9.00 per diluted share. The outlook assumes continued moderate economic growth and a modest net benefit from fuel. The capital spending forecast for fiscal 2015 remains $4.2 billion.

Fuel Surcharges

FedEx regularly reviews its fuel surcharge tables and will update certain tables at FedEx Express, FedEx Ground and FedEx Freight effective February 2, 2015. Details on these changes will be available on fedex.com by December 23, 2014.

FedEx Express Segment

For the second quarter, the FedEx Express segment reported:

•	Revenue of $7.02 billion, up 3% from last year’s $6.84 billion

•	Operating income of $484 million, up 36% from $357 million a year ago

•	Operating margin of 6.9%, up from 5.2% the previous year

Revenue increased due to higher U.S. domestic package volume and international export package base revenue, partially offset by lower fuel surcharges and exchange rates. U.S. domestic package volume grew by 7%, including a 10% increase in U.S. overnight box. U.S. domestic revenue per package declined 2% due to decreased fuel surcharges and lower weight.

FedEx International Economy® volume grew 5%, while FedEx International Priority® volume increased 1%. International export revenue per package was flat, as higher rates were offset by unfavorable currency exchange and lower fuel surcharges.

Operating results improved due primarily to U.S. domestic and international export package revenue growth, cost management related to profit improvement programs, lower pension expense and a slight net benefit from fuel. These improvements were partially offset by the timing of higher aircraft maintenance expense. The year over year increase in aircraft maintenance expense is expected to subside beginning in the fourth fiscal quarter.

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FedEx Ground Segment

For the second quarter, the FedEx Ground segment reported:

•	Revenue of $3.06 billion, up 8% from last year’s $2.85 billion

•	Operating income of $465 million, up 6% from $439 million a year ago

•	Operating margin of 15.2%, down from 15.4% the previous year

FedEx Ground average daily volume grew 5% in the second quarter, driven by growth in both business-to-business and FedEx Home Delivery services. Revenue per package increased 3% due to rate increases and higher residential surcharges. FedEx SmartPost average daily volume decreased 4% due to the reduction in volume of a major customer. FedEx SmartPost revenue per package increased 7% due to rate increases and improved customer mix, partially offset by higher postage rates.

Operating income increased due to higher revenue per package and volume, partially offset by higher network expansion costs, as the company continues to heavily invest in the FedEx Ground and FedEx SmartPost businesses.

FedEx Freight Segment

For the second quarter, the FedEx Freight segment reported:

•	Revenue of $1.59 billion, up 11% from last year’s $1.43 billion

•	Operating income of $112 million, up 35% from $83 million a year ago

•	Operating margin of 7.1%, up from 5.8% the previous year

Less-than-truckload (LTL) average daily shipments increased 8%, including a 10% increase in demand for Priority service. LTL revenue per shipment grew 3% due to higher weight per shipment, higher rates and increased fuel surcharges.

Operating results improved due to increased LTL revenue per shipment and higher average daily LTL shipments.

Corporate Overview

FedEx Corp. (NYSE: FDX) provides customers and businesses worldwide with a broad portfolio of transportation, e-commerce and business services. With annual revenues of $47 billion, the company offers integrated business applications through operating companies competing collectively and managed collaboratively, under the respected FedEx brand. Consistently ranked among the world’s most admired and trusted employers, FedEx

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inspires its more than 300,000 team members to remain “absolutely, positively” focused on safety, the highest ethical and professional standards and the needs of their customers and communities. For more information, visit news.fedex.com.

Additional information and operating data are contained in the company’s annual report, Form 10-K, Form 10-Qs and second quarter fiscal 2015 Statistical Book. These materials, as well as a webcast of the earnings release conference call to be held at 8:30 a.m. EST on December 17 are available on the company’s website at investors.fedex.com. A replay of the conference call webcast will be posted on our website following the call.

Certain statements in this press release may be considered forward-looking statements, such as statements relating to management’s views with respect to future events and financial performance. Such forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, economic conditions in the global markets in which we operate, our ability to execute on our profit improvement programs, legal challenges or changes related to FedEx Ground’s owner-operators, new U.S. domestic or international government regulation, the impact from any terrorist activities or international conflicts, our ability to effectively operate, integrate and leverage acquired businesses, changes in fuel prices and currency exchange rates, our ability to match capacity to shifting volume levels and other factors which can be found in FedEx Corp.’s and its subsidiaries’ press releases and filings with the SEC.

Media Contact: Jess Bunn 901-818-7463

Investor Contact: Mickey Foster 901-818-7468

Home Page: fedex.com

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FEDEX CORP. FINANCIAL HIGHLIGHTS

Second Quarter Fiscal 2015

(In millions, except earnings per share)

(Unaudited)

	Three Months Ended				Six Months Ended
	November 30				November 30
	2014	2013	%		2014	2013	%
Revenue:
FedEx Express segment	$7,024	$6,844	3%		$13,886	$13,449	3%
FedEx Ground segment	3,063	2,849	8%		6,023	5,579	8%
FedEx Freight segment	1,585	1,434	11%		3,194	2,858	12%
FedEx Services segment	394	391	1%		768	766	—
Eliminations and other	(127)	(115)	NM		(248)	(225)	NM

Total Revenue	11,939	11,403	5%		23,623	22,427	5%
Operating Expenses:
Salaries and employee benefits	4,304	4,148	4%		8,493	8,225	3%
Purchased transportation	2,185	2,040	7%		4,239	3,919	8%
Rentals and landing fees	663	648	2%		1,323	1,288	3%
Depreciation and amortization	651	647	1%		1,302	1,286	1%
Fuel	1,052	1,136	(7%	)	2,172	2,240	(3%	)
Maintenance and repairs	543	479	13%		1,099	959	15%
Other	1,528	1,478	3%		2,995	2,888	4%

Total Operating Expenses	10,926	10,576	3%		21,623	20,805	4%
Operating Income:
FedEx Express segment	484	357	36%		853	630	35%
FedEx Ground segment	465	439	6%		1,010	922	10%
FedEx Freight segment	112	83	35%		280	182	54%
Corporate, eliminations and other	(48)	(52)	NM		(143)	(112)	NM

Total Operating Income	1,013	827	22%		2,000	1,622	23%
Other Expense:
Interest, net	(47)	(30)	NM		(95)	(57)	NM
Other, net	5	(5)	NM		3	(7)	NM

Total Other Expense	(42)	(35)	NM		(92)	(64)	NM
Pretax Income	971	792	23%		1,908	1,558	22%
Provision for Income Taxes	355	292	22%		686	569	21%

Net Income	$616	$500	23%		$1,222	$989	24%

Diluted Earnings Per Share	$2.14	$1.57	36%		$4.24	$3.10	37%

Weighted Average Common and
Common Equivalent Shares	287	319	(10%	)	288	319	(10%	)
Capital Expenditures	$1,170	$1,118	5%		$1,890	$1,690	12%

FEDEX CORP. CONDENSED CONSOLIDATED BALANCE SHEETS

Second Quarter Fiscal 2015

(In millions)

	Nov. 30, 2014
	(Unaudited)	May 31, 2014
ASSETS

Current Assets
Cash and cash equivalents	$2,266	$2,908
Receivables, less allowances	5,592	5,460
Spare parts, supplies and fuel, less allowances	476	463
Deferred income taxes	497	522
Prepaid expenses and other	381	330

Total current assets	9,212	9,683

Property and Equipment, at Cost	41,616	40,691
Less accumulated depreciation and amortization	21,723	21,141

Net property and equipment	19,893	19,550

Other Long-Term Assets
Goodwill	2,734	2,790
Other assets	1,145	1,047

Total other long-term assets	3,879	3,837

	$32,984	$33,070

LIABILITIES AND STOCKHOLDERS’ INVESTMENT

Current Liabilities
Current portion of long-term debt	$—	$1
Accrued salaries and employee benefits	1,219	1,277
Accounts payable	1,968	1,971
Accrued expenses	1,986	2,063

Total current liabilities	5,173	5,312

Long-Term Debt, Less Current Portion	4,735	4,736

Other Long-Term Liabilities
Deferred income taxes	2,104	2,114
Pension, postretirement healthcare and other benefit obligations	3,136	3,484
Self-insurance accruals	1,072	1,038
Deferred lease obligations	832	758
Deferred gains, principally related to aircraft transactions	193	206
Other liabilities	176	145

Total other long-term liabilities	7,513	7,745

Commitments and Contingencies

Common Stockholders’ Investment
Common stock, $0.10 par value, 800 million shares authorized	32	32
Additional paid-in capital	2,618	2,643
Retained earnings	21,480	20,429
Accumulated other comprehensive loss	(3,787)	(3,694)
Treasury stock, at cost	(4,780)	(4,133)

Total common stockholders’ investment	15,563	15,277

	$32,984	$33,070

FEDEX CORP. CONDENSED CONSOLIDATED

STATEMENTS OF CASH FLOWS

Second Quarter Fiscal 2015

(In millions)

(Unaudited)

	Six Months Ended
	November 30
	2014	2013
Operating Activities:
Net income	$1,222	$989
Noncash charges:
Depreciation and amortization	1,302	1,286
Other, net	214	337
Changes in operating assets and liabilities, net	(587)	(1,003)

Net cash provided by operating activities	2,151	1,609
Investing Activities:
Capital expenditures	(1,890)	(1,690)
Proceeds from asset dispositions and other	7	19

Net cash used in investing activities	(1,883)	(1,671)
Financing Activities:
Principal payments on debt	(1)	(3)
Dividends paid	(114)	(95)
Purchase of treasury stock	(947)	(1,219)
Other, net	212	400

Net cash (used in) provided by financing activities	(850)	(917)

Effect of exchange rate changes on cash	(60)	(3)

Net decrease in cash and cash equivalents	(642)	(982)
Cash and cash equivalents at beginning of period	2,908	4,917

Cash and cash equivalents at end of period	$2,266	$3,935

FEDEX EXPRESS SEGMENT FINANCIAL HIGHLIGHTS

Second Quarter Fiscal 2015

(Dollars in millions)

(Unaudited)

	Three Months Ended				Six Months Ended
	November 30				November 30
	2014	2013	%		2014	2013	%
Revenues:
Package Revenue:
U.S. Overnight Box	$1,705	$1,625	5%		$3,387	$3,209	6%
U.S. Overnight Envelope	400	398	1%		815	817	—

Total U.S. Overnight	2,105	2,023	4%		4,202	4,026	4%
U.S. Deferred	834	771	8%		1,629	1,500	9%

Total U.S. Package Revenue	2,939	2,794	5%		5,831	5,526	6%

International Priority	1,649	1,642	—		3,279	3,218	2%
International Economy	598	567	5%		1,169	1,099	6%

Total International Export Package	2,247	2,209	2%		4,448	4,317	3%
International Domestic[1]	383	385	(1%	)	754	730	3%

Total Package Revenue	5,569	5,388	3%		11,033	10,573	4%
Freight Revenue:
U.S.	586	585	—		1,165	1,209	(4%	)
International Priority	412	417	(1%	)	807	805	—
International Airfreight	42	55	(24%	)	88	109	(19%	)

Total Freight Revenue	1,040	1,057	(2%	)	2,060	2,123	(3%	)
Other Revenue[2]	415	399	4%		793	753	5%

Total Express Revenue	$7,024	$6,844	3%		$13,886	$13,449	3%
Operating Expenses:
Salaries and employee benefits	2,531	2,469	3%		5,016	4,909	2%
Purchased transportation	681	660	3%		1,328	1,268	5%
Rentals and landing fees	422	420	—		848	841	1%
Depreciation and amortization	368	373	(1%	)	742	742	—
Fuel	906	986	(8%	)	1,876	1,942	(3%	)
Maintenance and repairs	357	308	16%		736	615	20%
Intercompany charges[3]	453	481	(6%	)	902	939	(4%	)
Other	822	790	4%		1,585	1,563	1%

Total Operating Expenses[3]	6,540	6,487	1%		13,033	12,819	2%

Operating Income[3]	$484	$357	36%		$853	$630	35%

Operating Margin[3]	6.9%	5.2%	1.7 pts		6.1%	4.7%	1.4 pts

1 –	International Domestic revenues represent international intra-country express operations.
2 –	Includes FedEx Trade Networks and FedEx SupplyChain Systems.
3 –	Prior year amounts have been revised to conform to the current year segment presentation regarding the allocation of corporate headquarters costs.

FEDEX EXPRESS SEGMENT OPERATING HIGHLIGHTS

Second Quarter Fiscal 2015

(Unaudited)

	Three Months Ended				Six Months Ended
	November 30				November 30
	2014	2013	%		2014	2013	%
PACKAGE STATISTICS[1]

Average Daily Package Volume (000s):
U.S. Overnight Box	1,259	1,146	10%		1,235	1,129	9%
U.S. Overnight Envelope	521	535	(3%	)	524	549	(5%	)

Total U.S. Overnight Package	1,780	1,681	6%		1,759	1,678	5%
U.S. Deferred	915	841	9%		880	815	8%

Total U.S. Domestic Package	2,695	2,522	7%		2,639	2,493	6%

International Priority	424	421	1%		417	414	1%
International Economy	180	172	5%		175	168	4%

Total International Export Package	604	593	2%		592	582	2%
International Domestic[1]	917	896	2%		866	842	3%

Total Average Daily Packages	4,216	4,011	5%		4,097	3,917	5%

Yield (Revenue Per Package):
U.S. Overnight Box	$21.50	$22.50	(4%	)	$21.59	$22.39	(4%	)
U.S. Overnight Envelope	12.15	11.84	3%		12.24	11.72	4%

U.S. Overnight Composite	18.76	19.11	(2%	)	18.81	18.89	—
U.S. Deferred	14.48	14.55	—		14.58	14.49	1%

U.S. Domestic Composite	17.31	17.59	(2%	)	17.40	17.45	—

International Priority	61.64	61.87	—		61.92	61.27	1%
International Economy	52.88	52.27	1%		52.75	51.35	3%

Total International Export Composite	59.04	59.08	—		59.21	58.40	1%
International Domestic[1]	6.63	6.82	(3%	)	6.85	6.83	—

Composite Package Yield	$20.97	$21.32	(2%	)	$21.21	$21.25	—

FREIGHT STATISTICS

Average Daily Freight Pounds (000s):
U.S.	8,039	7,872	2%		7,676	7,646	—
International Priority	2,983	3,068	(3%	)	2,887	2,964	(3%	)
International Airfreight	630	907	(31%	)	650	878	(26%	)

Total Avg Daily Freight Pounds	11,652	11,847	(2%	)	11,213	11,488	(2%	)

Revenue Per Freight Pound:
U.S.	$1.16	$1.18	(2%	)	$1.20	$1.25	(4%	)
International Priority	2.19	2.16	1%		2.20	2.14	3%
International Airfreight	1.07	0.97	10%		1.07	0.98	9%

Composite Freight Yield	$1.42	$1.42	—		$1.45	$1.46	(1%	)

Operating Weekdays	63	63	—		127	127	—

1	– Package and freight statistics include only the operations of FedEx Express.
2	– International Domestic revenues represent international intra-country express operations.

FEDEX GROUND SEGMENT FINANCIAL AND OPERATING HIGHLIGHTS

Second Quarter Fiscal 2015

(Dollars in millions)

(Unaudited)

	Three Months Ended				Six Months Ended
	November 30				November 30
	2014	2013	%		2014	2013	%
FINANCIAL HIGHLIGHTS
Revenues:
FedEx Ground	$2,809	$2,601	8%		$5,548	$5,107	9%
FedEx SmartPost	254	248	2%		475	472	1%

Total Revenues	3,063	2,849	8%		6,023	5,579	8%
Operating Expenses:
Salaries and employee benefits	485	445	9%		933	859	9%
Purchased transportation	1,263	1,159	9%		2,417	2,223	9%
Rentals	115	102	13%		223	194	15%
Depreciation and amortization	126	118	7%		245	229	7%
Fuel	3	4	(25%	)	6	7	(14%	)
Maintenance and repairs	57	56	2%		113	109	4%
Intercompany charges[1]	278	277	—		553	547	1%
Other	271	249	9%		523	489	7%

Total Operating Expenses[1]	2,598	2,410	8%		5,013	4,657	8%

Operating Income[1]	$465	$439	6%		$1,010	$922	10%

Operating Margin[1]	15.2%	15.4%	(0.2 pts	)	16.8%	16.5%	0.3 pts
OPERATING STATISTICS
Operating Weekdays
FedEx Ground	63	63	—		127	127	—
FedEx SmartPost	63	63	—		127	127	—
Average Daily Package Volume (000s)
FedEx Ground	4,845	4,627	5%		4,709	4,469	5%
FedEx SmartPost	2,122	2,218	(4%	)	2,000	2,154	(7%	)
Yield (Revenue Per Package)
FedEx Ground	$9.18	$8.90	3%		$9.25	$8.98	3%
FedEx SmartPost	$1.90	$1.77	7%		$1.87	$1.72	9%

1 –	Prior year amounts have been revised to conform to the current year segment presentation regarding the allocation of corporate headquarters costs.

FEDEX FREIGHT SEGMENT FINANCIAL AND OPERATING HIGHLIGHTS

Second Quarter Fiscal 2015

(Dollars in millions)

(Unaudited)

	Three Months Ended				Six Months Ended
	November 30				November 30
	2014	2013	%		2014	2013	%
FINANCIAL HIGHLIGHTS

Revenue	$1,585	$1,434	11%		$3,194	$2,858	12%

Operating Expenses:
Salaries and employee benefits	686	611	12%		1,342	1,209	11%
Purchased transportation	273	250	9%		557	484	15%
Rentals	31	31	—		63	63	—
Depreciation and amortization	58	57	2%		116	114	2%
Fuel	143	145	(1%	)	290	290	—
Maintenance and repairs	53	46	15%		99	92	8%
Intercompany charges[1]	111	111	—		221	224	(1%	)
Other	118	100	18%		226	200	13%

Total Operating Expenses[1]	1,473	1,351	9%		2,914	2,676	9%

Operating Income[1]	$112	$83	35%		$280	$182	54%

Operating Margin[1]	7.1%	5.8%	1.3 pts		8.8%	6.4%	2.4 pts

OPERATING STATISTICS

LTL Operating Weekdays	62	62	—		126	126	—

Average Daily LTL Shipments (000s)
Priority	70.1	63.8	10%		69.5	62.4	11%
Economy	29.3	28.1	4%		29.3	27.9	5%

Total Average Daily LTL Shipments	99.4	91.9	8%		98.8	90.3	9%

Weight Per LTL Shipment (lbs)
Priority	1,245	1,241	—		1,251	1,243	1%
Economy	1,010	992	2%		1,012	992	2%

Composite Weight Per LTL Shipment	1,176	1,165	1%		1,180	1,165	1%

LTL Revenue/Shipment
Priority	$228.62	$221.99	3%		$228.34	$222.24	3%
Economy	265.46	257.15	3%		265.44	256.76	3%

Composite LTL Revenue/Shipment	$239.49	$232.73	3%		$239.32	$232.89	3%

LTL Revenue/CWT
Priority	$18.36	$17.89	3%		$18.25	$17.88	2%
Economy	26.29	25.92	1%		26.24	25.88	1%

Composite LTL Revenue/CWT	$20.37	$19.98	2%		$20.27	$19.99	1%

1 –	Prior year amounts have been revised to conform to the current year segment presentation regarding the allocation of corporate headquarters costs.